UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

BENEFICIENT

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Meeting Date: October [●], 2024

To the Stockholders of Beneficient:

Notice is hereby given that the Special Meeting of Stockholders (the “Special Meeting”) of Beneficient (the “Company,” “Beneficient,” “us,” “we” and “our”) will be held on [●], October [●], 2024 at [●], Central Time, via a live webcast on the Internet. Stockholders will be able to virtually attend the Special Meeting online, vote your shares electronically and submit questions during the Special Meeting by visiting https://www.cstproxy.com/beneficient/sms2024. During the Special Meeting, stockholders will be asked to consider and vote upon the following proposals:

1.	To authorize and approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock”), from 18,750,000 to 5,000,000,000 (the “Authorized Shares Proposal”); and

2.	To approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the approval of the Authorized Shares Proposal (the “Adjournment Proposal”).

Stockholders are referred to the accompanying proxy statement (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Special Meeting. After careful consideration, the Board recommends a vote “FOR” the Authorized Shares Proposal and “FOR” the Adjournment Proposal.

The Board has fixed the close of business on September 9, 2024 as the record date (the “Record Date”) for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. Only the stockholders of record of our Class A Common Stock and Class B Common Stock, par value $0.001 per share, are entitled to receive notice of, and to vote at, the Special Meeting or any adjournments thereof. The date of mailing this Notice of Meeting and Proxy Statement is on or about [●], 2024.

You are cordially invited to attend the Special Meeting online. Whether or not you expect to attend the Special Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction form as soon as possible. This will assure your representation and a quorum for the transaction of business at the Special Meeting. If you attend the Special Meeting online, the proxy will not be used if you so request by revoking it as described in the Proxy Statement. If you decide to attend the Special Meeting, you will be able to vote electronically, even if you have previously submitted your proxy or voting instruction form.

Hard copies of the Company’s Proxy Statement to security holders in connection with the Special Meeting are being mailed to stockholders of record as of the close of business on September 9, 2024, beginning on or about [●], 2024. The Company’s Proxy Statement to security holders is also available at https://www.cstproxy.com/beneficient/sms2024.

If you have any questions about accessing materials or voting, please call 1-800-450-7155.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Special Meeting or any postponement or adjournment of the Special Meeting online, we request that you vote by telephone, over the Internet, or complete, sign and mail your proxy card to ensure that your shares will be represented at the Special Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

By order of our Board,

Brad K. Heppner

Chairman and Chief Executive Officer

PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION DATED SEPTEMBER 10, 2024

325 N. Saint Paul Street, Suite 4850

Dallas, Texas 75201

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER [●], 2024

September [●], 2024

Dear Beneficient Stockholders:

You are invited to attend the Special Meeting of Stockholders (the “Special Meeting”) of Beneficient (the “Company,” “Beneficient,” “us,” “we” and “our”) on [●], October [●], 2024, which will be held virtually at https://www.cstproxy.com/beneficient/sms2024, at [●], Central Time. The Company has determined that the Special Meeting will be a virtual meeting conducted exclusively via live webcast. You or your proxyholder will be able to attend the virtual Special Meeting online, vote your shares electronically, and submit questions during the Special Meeting by visiting https://www.cstproxy.com/beneficient/sms2024 and entering the 12-digit control number included on your proxy card or voting instruction form, as applicable. To receive access to the virtual Special Meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying proxy statement (the “Proxy Statement”). Enclosed with this letter are your notice of Special Meeting of Stockholders, Proxy Statement and proxy voting card. The Proxy Statement included with this notice discusses the proposals to be considered at the Special Meeting. Please review the voting materials at https://www.cstproxy.com/beneficient/sms2024.

At this Special Meeting, you will be asked to consider and vote upon the following proposals:

1.	To authorize and approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Class A common stock, par value $0.001 per share (the “Class A Common Stock”), from 18,750,000 to 5,000,000,000 (the “Authorized Shares Proposal”); and

2.	To approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the approval of the Authorized Shares Proposal.

Our Board has fixed the close of business on September 9, 2024 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment and postponements thereof (the “Record Date”). Only holders of record of shares of our Class A Common Stock and Class B Common Stock, par value $0.001 per share, on the Record Date are entitled to receive notice of the Special Meeting and to vote at the Special Meeting or at any postponement(s) or adjournment(s) of the Special Meeting.

Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction form. On the following pages, we provide answers to frequently asked questions about the Special Meeting.

Your vote is important. Whether or not you expect to attend the Special Meeting, you are requested to read the enclosed Proxy Statement and to sign, date and return the accompanying proxy card or voting instruction form as soon as possible. I encourage you to vote by telephone, over the Internet, or by marking, signing, dating and returning the enclosed proxy card so that your shares will be represented and voted at the Special Meeting, whether or not you plan to attend. If you decide to attend the Special Meeting, you will be able to vote electronically, even if you have previously submitted your proxy or voting instruction form.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive notice of the Special Meeting through your broker or through another intermediary, please vote or return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Special Meeting and vote online. Failure to do so may result in your shares not being eligible to be voted by proxy at the Special Meeting.

On behalf of the Board, I urge you to submit your proxy as soon as possible, even if you currently plan to attend the Special Meeting online.

Thank you for your ongoing support.

Sincerely,

Brad K. Heppner

Chairman and Chief Executive Officer

Forward-Looking Statements

This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this proxy statement that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the Company’s expectations regarding its ordinary course liquidity transactions and ability to raise additional capital, including pursuant to its Standby Equity Purchase Agreement, by and between the Company and YA II PN, Ltd., dated June 27, 2023, our expectations regarding future issuances of our shares, the potential dilutive effects of any future issuances, and the impact of any future issuances on prevailing market prices for our Class A Common Stock, par value $0.001 per share. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including that the Authorized Shares Proposal may not be approved by the Company’s stockholders. For other important factors that could cause actual results to differ materially from the forward-looking statements in this proxy statement, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended March 31, 2024, as updated by the Company’s Quarterly Reports on Form 10-Q, each of which is available on the Company’s website at www.trustben.com and on the Securities and Exchange Commission (“SEC”) website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this proxy statement. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

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PROXY STATEMENT

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER [●], 2024

This proxy statement (the “Proxy Statement”) is furnished to you by the Board of Directors (the “Board”) of Beneficient in connection with the solicitation of proxies for use at the special meeting of stockholders (the “Special Meeting”) to be held via a live webcast on the Internet at https://www.cstproxy.com/beneficient/sms2024, on [●], October [●], 2024 at [●], Central Time, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders (the “Notice”), and at any postponement(s), adjournment(s) or recess(es) thereof. Hard copies of this Proxy Statement, along with the Notice and either a proxy card or a voting instruction form, are being mailed to our stockholders of record as of the close of business on September 9, 2024, beginning on or about [●], 2024.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “Beneficient,” “we,” “our,” “us” and the “Company” to refer to Beneficient. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our Class A common stock, par value $0.001 per share (“Class A Common Stock”), and our Class B common stock, par value $0.001 per share (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on October [●], 2024: Pursuant to the rules of the SEC, with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail. The Notice of Special Meeting and Proxy Statement are also available at https://www.cstproxy.com/beneficient/sms2024.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

What is the purpose of the Special Meeting?

At the Special Meeting, you will be asked to act upon the matters outlined in the Notice, which include the following proposals:

1.	To authorize and approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Class A Common Stock from 18,750,000 to 5,000,000,000 (the “Authorized Shares Proposal”); and

2.	To approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for the approval of the Authorized Shares Proposal (the “Adjournment Proposal”).

Other than these proposals, no other proposals will be presented for a vote at the Special Meeting.

Why is the Company seeking stockholder approval of the Authorized Shares Proposal at this time?

Our Board considers it advisable and in the best interests of the Company and its stockholders to have a sufficient number of unissued and unreserved authorized shares of Class A Common Stock in order for us to operate our business plan, which involves the issuance of shares of our Class A Common Stock or securities convertible into Class A Common Stock in connection with the Company’s business of financing liquidity for alternative assets, engage in other strategic and capital raising transactions and for other general corporate purposes.

What are the consequences if the Authorized Shares Proposal is not approved by stockholders?

If the Company does not have sufficient unreserved, authorized shares we would encounter greater difficulty in carrying out our business plan because we may be unable to (i) complete our ordinary course liquidity transactions, (ii) raise capital by issuing shares of our Class A Common Stock or securities convertible into Class A Common Stock, or (iii) provide equity incentives to employees, officers, directors, customers, consultants, or advisors.

When did the Company effect a reverse stock split of its Common Stock?

In order to maintain its listing on The Nasdaq Stock Market, LLC (“Nasdaq”), the Company effected a reverse stock split of its Common Stock at a ratio of eighty (80) to one (1) and a simultaneous proportionate reduction in the authorized shares of each class of Common Stock as required by Nevada Revised Statues Section 78.207. The Company’s Class A Common Stock commenced trading on a post-reverse stock split basis at market open on April 18, 2024. On May 2, 2024, the Company received noticed from Nasdaq that the Company had regained compliance with the bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2). Unless otherwise indicated, all share and per share amounts have been adjusted retroactively to reflect the reverse stock split.

What vote is required to approve each proposal?

The Authorized Shares Proposal requires (i) the affirmative vote of the holders of at least a majority of the voting power of the Company’s outstanding capital stock entitled to vote thereon and (ii) the affirmative vote of the holders of Class B Common Stock, voting as a separate class, which we expect to obtain by written consent. The Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting. We expect that the directors and executive officers will vote all their shares in favor of both the Authorized Shares Proposal and the Adjournment Proposal.

Who is entitled to vote at the Special Meeting, and how many votes do they have?

Stockholders of record, including holders of our Common Stock, at the close of business on the Record Date may vote at the Special Meeting. There were 4,228,488 shares of Class A Common Stock and 239,257 shares of Class B Common Stock outstanding on the Record Date.

How does the Board recommend I vote?

The Board recommends a vote “FOR” the Authorized Shares Proposal and “FOR” the Adjournment Proposal.

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What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using the methods discussed below, you will be appointing Gregory W. Ezell or David B. Rost as your proxy. Each proxy agent will vote on your behalf and will have the authority to appoint a substitute to act as proxy. If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your stock at the Special Meeting. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

Why hold a virtual meeting?

We are hosting a virtual meeting for cost efficiency reasons and for increased accessibility by stockholders. You will be able to attend the Special Meeting online and submit questions by visiting https://www.cstproxy.com/beneficient/sms2024. You will also be able to vote your shares electronically at the Special Meeting by following the instructions below.

Who can attend the meeting?

We have decided to hold the Special Meeting entirely online. You may attend the Special Meeting online only if you are a stockholder who is entitled to vote at the Special Meeting, or if you hold a valid proxy for the Special Meeting. You may attend and participate in the Special Meeting by visiting the following website: https://www.cstproxy.com/beneficient/sms2024. To attend and participate in the Special Meeting, you will need the 12-digit control number included on your proxy card. If your shares are held in “street name,” as described below, you should contact your broker or other nominee to obtain your 12-digit control number or otherwise vote through the broker or other nominee. You will need to obtain your own Internet access if you choose to attend the Special Meeting online and/or vote over the Internet. If you lose your 12-digit control number, you may join the Special Meeting as a “Guest” but you will not be able to vote or ask questions. The meeting webcast will begin promptly at 9:00 a.m., Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin 15 minutes before the meeting time, and you should allow ample time for check-in procedures.

What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on https://www.cstproxy.com/beneficient/sms2024.

Can I submit questions during the Special Meeting?

Stockholders may submit appropriate questions during the meeting via the virtual meeting platform that are pertinent to the meeting matters. The Company will answer questions submitted by stockholders via email following the Special Meeting. Only stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the meeting?” will be permitted to submit questions during the Special Meeting. Each stockholder is limited to no more than two questions. We will not address questions that are, among other things:

●	irrelevant to the business of the Special Meeting;

●	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

●	related to any pending, threatened or ongoing litigation;

●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	substantially repetitious of questions already submitted by another stockholder;

●	in excess of the two question limit;

●	in furtherance of the stockholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the Special Meeting as determined by the Chairperson or Corporate Secretary in their reasonable judgment.

Additional information regarding questions submitted during the Special Meeting will be available in the “Rules of Conduct” available on the Special Meeting webpage for stockholders that have accessed the Special Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the meeting?”.

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What are my voting rights under the Company’s dual class equity structure?

Our Articles of Incorporation provide for a dual class common stock structure consisting of Class A Common Stock and Class B Common Stock. The rights of holders of our Class A Common Stock and our Class B Common Stock are identical, except with respect to voting rights, conversion rights and certain transfer restrictions applicable to our Class B Common Stock. With respect to each proposal to come before the stockholders at the Special Meeting, each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes. As of the Record Date, there were (i) 4,228,488 shares of Class A Common Stock outstanding, representing 94.6% of our total equity ownership and 63.9% of the total voting power of our outstanding Common Stock, and (ii) 239,257 shares of Class B Common Stock outstanding, representing 5.4% of our total equity ownership and 36.1% of the total voting power of our outstanding Common Stock. The Authorized Shares Proposal requires (i) the affirmative vote of the holders of at least a majority of the voting power of the Company’s outstanding capital stock entitled to vote thereon and (ii) the affirmative vote of the holders of Class B Common Stock, voting as a separate class, which we expect to obtain by written consent. We expect that holders of our Class B Common Stock will vote “FOR” the Authorized Shares Proposal and “FOR” the Adjournment Proposal.

On the date of the mailing of this Proxy Statement, our Class A Common Stock was listed on the Nasdaq Capital Market under the symbol “BENF.” There is no public trading market for our Class B Common Stock.

What is the difference between a stockholder of record and beneficial owner?

Stockholders of Record. If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice has been sent directly to you by us.

Beneficial Owners. If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” A notice or Proxy Statement and voting instruction form have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting by telephone or the Internet.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority.

How are abstentions and broker non-votes treated for purposes of the Special Meeting?

Abstentions are included in the determination of the number of shares of Common Stock, to the extent issued prior to the Record Date, present at the Special Meeting for determining a quorum at the meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Special Meeting. As a result, an abstention will count as a vote “against” the Authorized Shares Proposal but will have no effect on the Adjournment Proposal.

If you are a beneficial owner and you do not provide the broker, bank, trustee or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers or other nominees have discretionary voting power with respect to proposals that are considered “routine,” but not with respect to “non-routine” proposals. If a broker lacks discretionary voting power and you fail to provide voting instructions for your shares, a broker non-vote occurs. We expect that both the Authorized Shares Proposal and the Adjournment Proposal will be considered “non-routine” proposals, so we expect your broker will not have discretionary voting power with respect to your shares. Therefore, if you do not provide voting instructions to your broker, your broker may not vote your shares with respect to these proposals. Broker non-votes, if any, will be included in the determination of the number of shares of Common Stock present at the Special Meeting for determining a quorum at the meeting. Broker non-votes, if any, will have the same effect as a vote “against” the Authorized Shares Proposal and will have no effect on the Adjournment Proposal.

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We urge you to direct your bank, broker or other nominee how to vote by returning your voting materials as instructed or by obtaining a proxy from your broker or other nominee in order to vote your shares electronically at the Special Meeting.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet or telephone or by returning a signed voting instruction form to your broker, your shares may be voted only with respect to so-called “routine” matters where your broker has discretionary voting authority over your shares. Under the applicable rules, we expect that both the Authorized Shares Proposal and the Adjournment Proposal will be considered “non-routine” matters. Accordingly, we expect brokers will not be permitted to exercise discretionary voting authority to vote your shares on either the Authorized Shares Proposal or the Adjournment Proposal.

How do I vote?

You may vote over the Internet, by telephone, by mail or online at the Special Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Vote by Internet. You can vote via the Internet at https://www.cstproxy.com/beneficient/sms2024. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Central Time on October [●], 2024, which is the day before the meeting date. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Vote by Telephone. You can vote by telephone by calling the toll-free telephone number 1 (866) 894-0536. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Central Time on October [●], 2024, which is the day before the meeting date. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Vote by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided to Corporate Secretary, Beneficient, at 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201. Please promptly mail your proxy card or voting instruction form to ensure that it is received prior to the closing of the polls at the Special Meeting.

Vote Online at the Meeting. To vote online during the Special Meeting, you must be logged in and registered to virtually attend the Special Meeting and cast your vote before the announcement of the close of voting during the Special Meeting. You are entitled to virtually attend the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date or hold a valid proxy for the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote virtually at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

If you are not a stockholder of record but hold shares through a broker, bank, trustee or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date (such as your most recent account statement prior to the Record Date), a copy of the voting instruction form provided by your broker, bank, trustee or nominee, or similar evidence of ownership.

If you vote by any of the methods discussed above, you will be designating Gregory W. Ezell or David B. Rost, as your proxy, and they will vote your shares on your behalf as you indicate. Submitting a proxy will not affect your right to attend the Special Meeting and vote virtually.

If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions it provides.

How will my proxy vote my shares?

If you are a stockholder of record, your proxy will vote according to your instructions. If you choose to vote by mail and complete and return the enclosed proxy card but do not indicate your vote, your proxy will vote:

●	“FOR” the Authorized Shares Proposal; and

●	“FOR” the Adjournment Proposal.

We do not intend to bring any other matter for a vote at the Special Meeting, and we do not know of anyone else who intends to do so. Your proxies are authorized to vote on your behalf, however, using their best judgment, on any other business that properly comes before the Special Meeting.

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If your shares are held in the name of a bank, broker or other nominee, you will receive separate voting instructions from your bank, broker or other nominee describing how to vote your shares. The availability of Internet voting will depend on the voting process of your bank, broker or other nominee. Please check with your bank, broker or other nominee and follow the voting instructions your bank, broker or other nominee provides.

As described above, under the applicable rules, we expect that both the Authorized Shares Proposal and the Adjournment Proposal will be considered “non-routine” matters. Accordingly, we expect that brokers will not have discretionary authority to vote on either the Authorized Shares Proposal or the Adjournment Proposal.

How do I change my vote?

If you are a stockholder of record, you may revoke your proxy at any time before your shares are voted at the Special Meeting by:

●	Notifying General Counsel, David B. Rost, in writing at 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201, that you are revoking your proxy before the closing of the polls;

●	Submitting a proxy at a later date via the Internet, or by signing and delivering a proxy card relating to the same shares and bearing a later date than the date of the previous proxy prior to the vote at the Special Meeting, in which case your later-submitted proxy will be recorded and your earlier proxy revoked; or

●	Attending and voting by ballot online at the Special Meeting.

Who counts the votes?

All votes will be tabulated by the inspector of election appointed for the Special Meeting.

What constitutes a quorum?

Stockholders holding at least a majority of the voting power of the Company’s Common Stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), are necessary to constitute a quorum for the transaction of business at the Special Meeting. If you choose to have your shares represented by proxy at the Special Meeting, you will be considered part of the quorum. Both abstentions and broker non-votes, if any, are counted as present for the purpose of determining the presence of a quorum.

Do I have any dissenters’ or appraisal rights or cumulative voting rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights or cumulative voting rights with respect to the matter to be voted on at the Special Meeting.

Where can I find the voting results of the Special Meeting?

The Company expects to publish the voting results of the Special Meeting in a Current Report on Form 8-K, which it expects to file with the SEC within four business days following the date of the Special Meeting.

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement.

How many shares of Common Stock are outstanding?

As of September 9, 2024, there were 4,228,488 shares of Class A Common Stock and 239,257 shares of Class B Common Stock outstanding.

Our Board encourages stockholders to attend the Special Meeting. Whether or not you plan to attend, you are urged to submit your proxy. Prompt response will greatly facilitate arrangements for the meeting and your cooperation will be appreciated. Stockholders who attend the Special Meeting by logging in with their 12-digit control number may vote their stock electronically at the meeting even though they may have sent in their proxies.

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PROPOSAL 1: APPROVAL OF THE AUTHORIZED SHARES PROPOSAL

At the Special Meeting, our stockholders will be asked to approve an amendment to our Articles of Incorporation to increase the number of authorized shares of our Class A Common Stock from 18,750,000 to 5,000,000,000.

Background for the Authorized Shares Proposal

Article VIII of our Articles of Incorporation originally authorized the Company to issue up to 1,520,000,000 shares of Common Stock, consisting of 1,500,000,000 shares of Class A Common Stock and 20,000,000 shares of Class B Common Stock, and 250,000,000 shares of Preferred Stock. On April 18, 2024, the Company effected a reverse stock split of its Common Stock at a ratio of eighty (80) to one (1) and a simultaneous proportionate reduction in the authorized shares of each class of Common Stock as required by Nevada Revised Statues Section 78.207. As a result, Article VIII of our Articles of Incorporation currently authorizes the Company to issue up to 19,000,000 shares of Common Stock, consisting of 18,750,000 shares of Class A Common Stock and 250,000 shares of Class B Common Stock, and 250,000,000 shares of Preferred Stock.

As of September 9, 2024, approximately 4,228,488 shares of Class A Common Stock were issued and outstanding. After careful consideration of the reasons discussed below, the Board has adopted and approved and is recommending that our stockholders approve an amendment to our Articles of Incorporation to increase the number of authorized shares of Class A Common Stock from 18,750,000 to 5,000,000,000 (the “Authorized Shares Amendment”). The Authorized Shares Amendment does not affect the number of shares of Class B Common Stock or Preferred Stock authorized. The text of the proposed Authorized Shares Amendment is attached hereto as Annex A. We encourage you to read Annex A in its entirety.

The Board believes that amending the Articles of Incorporation to increase the number of authorized shares of Class A Common Stock is appropriate and in the best interests of stockholders and the Company given the Company’s business plan and anticipated liquidity transactions, future sales pursuant to the SEPA (as defined below), future capital raising projects, the highly competitive environment in which we compete for talent, the recent volatility in the capital markets and its impact on our stock price and our projected share usage.

In determining the size of the share increase under the Articles of Incorporation, our Board worked with management to evaluate a number of factors. As discussed above, the Company’s business plan involves the issuance of shares of our Class A Common Stock or securities convertible into Class A Common Stock in connection with the Company’s business of financing liquidity for alternative assets. As previously disclosed, the Board recently approved of up to $5.0 billion of fiduciary financings through the Company’s proprietary financing and trust structure, which we implement for our customers (we refer to such trusts collectively as the “Customer ExAlt Trusts”), based on an automated formula-based pricing model. If the Company does not have sufficient unreserved and authorized shares of Class A Common Stock, it may be unable to finance such transactions. Based on the closing price of the Class A Common Stock of $1.79 on September 9, 2024, the Company would not have sufficient authorized and unissued shares of Class A Common Stock to complete liquidity transactions of more than approximately $17.18 million under the Company’s current liquidity transaction structure.

Additionally, the Company is party to that certain Standby Equity Purchase Agreement with YA II PN, Ltd. (“Yorkville”), dated as of June 27, 2023 (the “SEPA”). Pursuant to the SEPA, the Company shall have the right, but not the obligation, to sell to Yorkville up to $250.0 million of Class A Common Stock, of which $246.1 million remains available. On June 20, 2024, the Company received stockholder approval for purposes of Nasdaq Listing Rule 5635(d) to issue more than 20% of the Company’s outstanding shares of Common Stock as of June 27, 2023 under the SEPA pursuant to the pricing terms set forth in the SEPA. The shares may be issued and sold to Yorkville under one of two pricing options, at the election of the Company. Under the first option (“Pricing Option 1”), the Company will sell the shares of Class A Common Stock to Yorkville at 95% of the Market Price (as defined below) for any period commencing on the receipt of the advance notice by Yorkville and ending on 4:00 p.m. New York City time on the applicable advance notice date (the “Option 1 Pricing Period”). Under the second option (“Pricing Option 2”), the Company will sell the shares of Class A Common Stock to Yorkville at 97% of the Market Price for any three consecutive trading days commencing on the advance notice date (the “Option 2 Pricing Period”). “Market Price” is defined as, for any Option 1 Pricing Period, the daily volume weighted average price (“VWAP”) of the Class A Common Stock on Nasdaq during the Option 1 Pricing Period, and for any Option 2 Pricing Period, the lowest VWAP of the Class A Common Stock on Nasdaq during the Option 2 Pricing Period.

We may not issue or sell any shares of Class A Common Stock to Yorkville under the SEPA that, when aggregated with all other shares of Class A Common Stock then beneficially owned by Yorkville and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in Yorkville and its affiliates beneficially owning more than 9.99% of the outstanding shares of Class A Common Stock. In addition, the number of shares of Class A Common Stock that we may issue to Yorkville under the SEPA may be limited by the number of our authorized shares of Class A Common Stock. As a result, we may not have access to the full $246.1 million amount remaining available under the SEPA if the Authorized Shares Proposal is not approved.

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Furthermore, certain securities of the Company’s wholly owned subsidiary, Beneficient Company Holdings, L.P. (“BCH”), some of which are held by our officers and directors or entities affiliated with our officers and directors, are exchangeable for shares of Class A Common Stock based upon their capital account balance calculated in accordance with Section 704 of the Internal Revenue Code (the “Code”), subject to the terms the Limited Partnership Agreement of BCH (as amended, the “BCH LPA”) and that certain Exchange Agreement, dated June 7, 2023, by and between the Company, BCH and Beneficient Company Group, L.L.C. (the “Exchange Agreement”). If the Company does not have sufficient unreserved and authorized shares of Class A Common Stock, the Exchange Agreement limits conversion of such securities until the Company has sufficient available shares.

We also provide equity incentives to employees, officers, directors, customers, consultants, or advisors through our equity compensation plans. Maintaining an adequate number of authorized shares reserved for awards made pursuant to the equity incentive plans allows us to attract, incentivize, and retain qualified employees, directors, and consultants.

Estimating our future share needs is challenging, particularly under current market conditions, as our estimates are based on our current internal modeling and depend on a number of factors that are difficult to predict or are beyond our control, including market conditions, competition for talent, our future financial and operating performance, our hiring needs, the amount of forfeitures of outstanding awards and the future price of our Class A Common Stock.

Reasons for Seeking Stockholder Approval

As of the Record Date, 4,228,488 shares of Class A Common Stock were outstanding, and 9,151,523 shares of Class A Common Stock were reserved for future issuance, leaving 9,598,477 shares available for issuance. The additional shares may be used for various purposes without further stockholder approval (except as required by law or Nasdaq rules). These purposes may include: (i) financing liquidity transactions in exchange for alternative assets, (ii) raising capital, if the Company has an appropriate opportunity, through offerings of Common Stock or securities that are convertible into Class A Common Stock, including sales of Class A Common Stock pursuant to the SEPA; (iii) issuing Common Stock upon conversion or exercise of outstanding convertible securities, including securities of BCH; (iv) providing equity incentives to employees, officers, directors, customers, consultants, or advisors; (v) stock splits, dividends, and similar transactions; (vi) debt or equity restructuring or refinancing transactions; and (vii) other general corporate purposes.

The Board has not proposed the increase in the number of authorized shares of Class A Common Stock with the intent of preventing or discouraging any actual or threatened tender offers or takeover attempts of the Company, and the Board is not currently aware of any attempt or plan to acquire control of the Company. Rather, the Authorized Shares Amendment has been prompted by business and financial considerations, as set out above, and it is the intended purpose of the Authorized Shares Amendment to provide greater flexibility to the Board in considering and planning for our potential future corporate needs.

Potential Consequences if the Authorized Shares Proposal is Not Approved

The failure of the Company’s stockholders to approve this proposal will prevent the Company from increasing its authorized shares of Class A Common Stock, and we will continue to only have the authority under our Articles of Incorporation to only have up to 18,750,000 shares of Class A Common Stock outstanding. If the Company does not have sufficient unreserved, authorized shares we would encounter greater difficulty in carrying out our business strategy because we may be unable to (i) complete our ordinary course liquidity transactions, (ii) raise capital by issuing shares of our Class A Common Stock or securities convertible into Class A Common Stock, or (iii) provide equity incentives to employees, officers, directors, customers, consultants, or advisors.

Furthermore, if we are limited in our ability to raise additional capital under the SEPA or through other means, we may not be able to execute on our strategic plans, and we may need to seek alternative sources of capital to fund our operations, which may not be available to us on favorable terms, or at all. We can provide no assurance that we would be successful in raising funds in the future or that such funds could be raised at prices that would not create substantial dilution for our existing stockholders. If we are unable to raise additional capital, then we may have difficulty entering into liquidity transactions, which would lead to a decrease in revenues and adversely affect our operations and business plans. Accordingly, our Board believes that increasing the number of authorized shares of Class A Common Stock is in the best interests of the Company and our stockholders.

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Effect on Current Stockholders

Approval of the Authorized Shares Amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, future issuances of Class A Common Stock or securities convertible into our Class A Common Stock could have a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of holdings of current stockholders. Any additional shares of Class A Common Stock issued in the future would have the same rights and privileges as attach to the Class A Common Stock currently authorized and outstanding, and the par value of the Class A Common Stock would remain unchanged. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

In addition, the availability of additional shares of our Class A Common Stock for issuance could, under certain circumstances, discourage or make more difficult efforts to obtain control of the Company under a possible take-over scenario. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company. This proposal is not being presented with the intent that it be used to prevent or discourage any acquisition attempt, but nothing would prevent the Board from taking any appropriate actions not inconsistent with its fiduciary duties. The Authorized Shares Amendment does not affect the number of shares of Class B Common Stock or Preferred Stock authorized.

Interests of Directors and Executive Officers

Certain of our directors and executive officers or entities affiliated with our directors and executive officers hold securities of BCH, which are exchangeable for shares of our Class A Common Stock. If the Company does not have sufficient unreserved and authorized shares of Class A Common Stock, the Exchange Agreement limits exchange of such securities until the Company has sufficient available shares. Except as otherwise described herein, no director or executive officer has any substantial interest in the Authorized Shares Proposal that is not shared by all other stockholders.

Effectiveness of Amendment

If this proposal is approved by the Company’s stockholders, the Authorized Shares Amendment will become effective upon the filing with the Nevada Secretary of State, which the Company intends to do promptly following the Special Meeting. If the proposal is not approved by the Company’s stockholders, the Authorized Shares Amendment will not be implemented and the Company’s capitalization will remain as it is currently.

Required Vote

The Authorized Shares Proposal requires (i) the affirmative vote of the holders of at least a majority of the voting power of the Company’s outstanding capital stock entitled to vote thereon and (ii) the affirmative vote of the holders of Class B Common Stock, voting as a separate class, which we expect to obtain by written consent. Abstentions and broker non-votes, if any, will count as a vote “against” the Authorized Shares Proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the approval of the Authorized Shares Proposal.

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PROPOSAL 2: APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Reasons for the Adjournment Proposal

The Board believes that if the number of shares of the Company’s Common Stock voted is insufficient to approve the Authorized Shares Proposal, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Authorized Shares Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Authorized Shares Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast at the Special Meeting. Abstentions and broker non-votes, if any, will have no effect on the outcome of the Adjournment Proposal.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the approval of the Adjournment Proposal.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of September 9, 2024, the number of shares of Common Stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of our issued and outstanding shares of Common Stock (ii) each of our officers and directors; and (iii) all of our officers and directors as a group. There were 4,228,488 shares of Class A Common Stock and 239,257 shares of Class B Common Stock outstanding as of September 9, 2024.

Beneficial ownership is determined according to the rules and regulations of the SEC. A person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within 60 days.

Unless otherwise indicated in the footnotes to the following table and subject to applicable community property laws, we believe that all persons named in the table below have, or may be deemed to have, sole voting and investment power with respect to all Common Stock to be beneficially owned by them. Additionally, the following table does not reflect record or beneficial ownership of certain equity incentive awards that are subject to vesting conditions that have not yet been satisfied. However, shares that a person has the right to acquire within 60 days of September 9, 2024 are deemed issued and outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed issued and outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group.

The following table does not include shares of Class A Common Stock that may be issued in exchange for interests BCH, some of which are exchangeable for shares of Class A Common Stock based upon their capital account balance calculated in accordance with Section 704 of the Code as the holders do not have the right to acquire the shares of Class A Common Stock within 60 days of September 9, 2024. Except as otherwise noted below, the address for persons or entities listed in the table is c/o Beneficient, 325 N. Saint Paul St., Suite 4850, Dallas, Texas 75201. On April 18, 2024, the Company effected a reverse stock split of its Common Stock at a ratio of eighty (80) to one (1). All information in the following tables and footnotes below have been updated to reflect the reverse stock split unless provided otherwise.

	Class B Common Stock			Class A Common Stock
Name of Beneficial Owner(1)	Number of Shares of Class B Common Stock Beneficially Owned(2)		Percentage of Outstanding Class B Common Stock	Number of Shares of Class A Common Stock Beneficially Owned(2)		Percentage of Outstanding Class A Common Stock	Percentage of Total Voting Power of Class A and Class B Common Stock(3)
Named Executive Officers and Directors
Brad K. Heppner	221,494	(4)	92.6%	15,011	(6)	*	33.7%
Derek L. Fletcher	—		—	3,124	(7)	*	*
Peter T. Cangany, Jr.	—		—	175,817	(8)	*	2.7%
Thomas O. Hicks	16,528	(5)	6.9%	101,450	(9)	*	4.0%
James G. Silk(10)	—		—	1,139	(11)	*	*
Bruce W. Schnitzer	1,235		*	11,745	(12)	*	*
Emily B. Hill	—		—	540	(13)	*	*
All current directors and executive officers of Beneficient as a group (10 individuals)	239,257		100%	372,743		8.8%	41.8%
Other 5% Holders
Hatteras Investment Partners, LP(14)	—		—	583,904		13.8%	8.8%
GWG Wind Down Trust(15)	—		—	536,475		12.7%	8.1%

*	Indicates, as applicable, (i) less than one percent of total voting power of Class A Common Stock and Class B Common Stock outstanding and (ii) less than one percent ownership of Class A Common Stock and Class B Common Stock.

1)	For purposes of this table, a person or group of persons is deemed to have beneficial ownership of any shares of Common Stock that such person has the right to acquire within 60 days of the Record Date. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares of Common Stock that such person or persons have the right to acquire within 60 days of the date of the Record Date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

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2)	Class B Common Stock will be convertible at any time by the holder into shares of Class A Common Stock on a one-for-one basis, such that each holder of Class B Common Stock beneficially owns an equivalent number of shares of Class A Common Stock. The number of shares of Class A Common Stock beneficially owned does not give effect to any such conversion of Class B Common Stock.

3)	Percentage of total voting power represents voting power with respect to all shares of our Class A Common Stock and Class B Common Stock, as a single class. Each holder of Class B Common Stock is entitled to 10 votes per share of Class B Common Stock and each holder of Class A Common Stock is entitled to one vote per share of Class A Common Stock on all matters submitted to our stockholders for a vote. The Class A Common Stock and Class B Common Stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law and the election of directors by holders of the Class B Common Stock.

4)	Represents shares of Class B Common Stock held by Beneficient Holdings, Inc. Beneficient Holdings, Inc. is an entity held by The Highland Business Holdings Trust of which Mr. Heppner is a beneficiary and a trustee and, in such capacity, has the sole power to vote and direct the disposition of such shares. Therefore, such shares are deemed to be beneficially owned by Mr. Heppner and The Highland Business Holdings Trust.

5)	Represents shares of Class B Common Stock held by Hicks Holdings Operating, LLC. Mr. Hicks is the sole member of Hicks Holdings Operating, LLC, and he has the power to vote and direct the disposition of such shares.

6)	Includes 15,011 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Mr. Heppner.

7)	Includes 3,124 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Mr. Fletcher.

8)	Includes (i) 50,000 shares of Class A Common Stock held by The Cangany Group, LLC, a limited liability company for which Mr. Cangany serves as a manager and, in such capacity, has the power to vote and direct the disposition of such shares, (ii) 125,000 shares of Class A Common Stock held by Cangany Capital Management, LLC, a limited liability company for which Mr. Cangany serves as a manager and, in such capacity, has the power to vote and direct the disposition of such shares, and (iii) 817 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Mr. Cangany.

9)	Includes (i) 50,340 shares of Class A Common Stock, (ii) 50,000 shares of Class A Common Stock held by CFH Ventures, LTD., a limited liability partnership for which Mr. Hicks serves as the managing member of its general partner and, in such capacity, has the power to vote and direct the disposition of such shares, and (iii) 1,110 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Mr. Hicks.

10)	Effective May 10, 2024, Mr. Silk resigned from his positions of Director of the Company, Executive Vice President and Chief Legal Officer.

11)	Includes 1,139 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Mr. Silk.

12)	Includes (i) 10,293 shares of Class A Common Stock and (ii) 1,452 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Mr. Schnitzer.

13)	Includes 540 shares of Class A Common Stock issuable upon settlement of vested restricted stock units held by Ms. Hill.

14)	Based on the information contained in the Schedule 13G/A filed by Hatteras Master Fund, LP with the SEC on February 14, 2024 and other information publicly available. Hatteras Master Fund, LP, Hatteras Evergreen Private Equity Funds, LLC, Hatteras Global Private Equity Partners Institutional, LLC, Hatteras GPEP Fund, LP and Hatteras GPEP Fund II, GP (the “Hatteras Entities”) are the beneficial owners of 583,904 shares of Class A Common Stock. Hatteras Investment Partners, LP is the investment manager of Hatteras Master Fund, LP and, as such, has sole investment discretion and voting authority over these securities and may be deemed to be the beneficial owner of these securities. The principal address of the Hatteras Entities is c/o Hatteras Investment Partners, 8510 Colonnade Center Drive, Suite 150, Raleigh, North Carolina 27615.

15)	Based on the information contained in the Schedule 13G/A filed by the GWG Wind Down Trust (as defined below) with the SEC on August 23, 2024 and other information publicly available. Promptly following the emergence of GWG Holdings Inc. (“GWG”) and certain of its affiliates from proceedings under Chapter 11 of Title 11 of the United States Bankruptcy Code in the Bankruptcy Court for the Southern District of Texas, the shares of Class A Common Stock held by GWG, GWG Life USA, LLC and GWG Life, LLC were transferred to the GWG Wind Down Trust, a common law trust created under the laws of the state of Texas (“GWG Wind Down Trust”), in accordance with the terms of the bankruptcy plan of GWG. Elizabeth C. Freeman is the sole trustee of GWG Wind Down Trust with sole voting and dispositive power over the Class A Common Stock held by GWG Wind Down Trust. The principal address of GWG Wind Down Trust is P.O. Box 61209, 700 Smith St., Houston, TX 77208.

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The following table sets forth information regarding the capitalization of BCH, with the equity values in BCH based upon the estimated capital account balances as determined pursuant to Section 704 of the Code, as of June 30, 2024. These capital account balances are estimated based on a deemed liquidation value of approximately $1.1 billion as of June 30, 2024 (after payment of amounts associated with hypothetical capital account balances) and an assumed conversion price of $8.80 per share of Class A Common Stock.

On June 6, 2023, the Company converted from a Delaware limited partnership called “The Beneficient Company Group, L.P.” to a Nevada corporation called “Beneficient” in connection with the closing of its merger with Avalon Acquisition Inc. (the “Business Combination”). As a result of the consummation of the Business Combination, an adjustment to the carrying value of BCH’s assets of $321.9 million occurred. As of June 30, 2024, there has been no allocation of the carrying value adjustment among the holders of the FLP Subclass 1 Unit Accounts of BCH and the FLP Subclass 2 Unit Accounts of BCH and no issuance of any Class S Ordinary Units of BCH (“BCH Class S Ordinary Units”) as a result of such adjustment. Pursuant to the BCH LPA, approximately 402,382 BCH Class S Ordinary Units would be issuable as a result of the carrying value adjustment. Additionally, subsequent to the Business Combination and through June 30, 2024, additional carrying value adjustments occurred, and approximately 260,000 BCH Class S Ordinary Units would be issuable as a result of such carrying value adjustments. However, due to the Company’s compensation policy adopted in connection with the Business Combination (the “Compensation Policy”), the number of BCH Class S Ordinary Units that may be issued in any subsequent year following the Business Combination will be limited and require approval of the Board; provided that any such BCH Class S Ordinary Units that may not be issued in 2024, may be issued in subsequent years in accordance with the Compensation Policy.

None of the BCH securities identified in the table below are included in the beneficial ownership table reported above as they are not exchangeable for Class A Common Stock within 60 days of the Record Date, due to exchange limitations set forth in the BCH LPA and the Exchange Agreement.

	As of June 30, 2024(1)
(Dollars in thousands)	Hypothetical Capital Account Balance	Capital Account Balance
BCH Equity Securities:
Class A Units held by Beneficient	$—	$38,814
Class S Ordinary Units	—	590
Class S Preferred Units	242	8
Preferred Series A Subclass 0	—	252,796
Preferred Series A Subclass 1	919,645	813,532
Subtotal BCH Equity	$919,887	$1,105,740

(1) The table is based upon estimated capital account balances as of June 30, 2024 as determined pursuant to Section 704 of the Code, and such estimates are subject to adjustment. The estimated amounts are based on a deemed liquidation value of approximately $1.1 billion after payment of amounts associated with hypothetical capital account balances.

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REQUIREMENTS FOR ADVANCE NOTIFICATION OF NOMINATIONS

AND STOCKHOLDER PROPOSALS

We did not hold an annual meeting in 2023. As a result, stockholders who intend to present proposals at the 2024 annual meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company within a reasonable time before we begin to print and mail the proxy statement for the 2024 annual meeting. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company’s 2024 proxy materials. Stockholder proposals should be addressed to the Corporate Secretary, Beneficient, at 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201.

Proposals submitted outside Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must comply with our bylaws. To be timely, a proposing stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company: (i) not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 70 days after the anniversary of the previous year’s annual meeting; and (ii) with respect to any other annual meeting of stockholders, not later than the close of business on the tenth (10th) day following the date of public disclosure of the date of such meeting. In addition, the stockholder’s notice must set forth the information required by our bylaws with respect to each stockholder making the proposal and each proposal and nomination that such stockholder intends to present at the 2024 annual meeting. All proposals should be addressed to the Corporate Secretary, Beneficient, 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by the later of 60 calendar days prior to the date of the 2024 annual meeting or the 10th calendar day following the day on which public disclosure of the date of the 2024 annual meeting is first made.

OTHER MATTERS

The Board does not intend to bring any other matters before the Special Meeting and has no reason to believe any other matters will be presented.

If you and other residents at your mailing address own shares in street name, your broker or bank may have sent you a notice that your household will receive only one copy of proxy materials for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as householding. If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our Proxy Statement to your address. If you want to receive separate copies of the proxy materials in the future, or you are receiving multiple copies and would like to receive only one copy per household, you should contact your stockbroker, bank or other nominee record holder, or you may contact us at the address or telephone number below. In any event, if you did not receive an individual copy of this Proxy Statement, we will send a copy to you if you address your written request to, or call, the Corporate Secretary of Beneficient, 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201, telephone number 214-445-4700.

Copies of the documents referred to above that appear on our website are also available upon request by any stockholder addressed to our Corporate Secretary, Beneficient, 325 N. Saint Paul Street, Suite 4850, Dallas, Texas 75201.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We are subject to the informational requirements of the Exchange Act and, therefore, we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public on the SEC’s website at www.sec.gov. The SEC’s website contains reports, proxy and information statements and other information regarding issuers, such as us, that file electronically with the SEC. You may also read and copy any document we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the operation of its Public Reference Room.

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Annex A

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State:

Beneficient

Entity or Nevada Business Identification Number (NVID): E32494422023-9

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

☐ Certificate to Accompany Restated Articles or Amended and Restated Articles

☐ Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ____
The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.

☐ Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

☐ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) ☐ incorporators ☐ board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

☒ Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: [ ]

Or ☐ No action by stockholders is required, name change only.

☐ Officer's Statement (foreign qualified entities only) -
Name in home state, if using a modified name in Nevada: ____

Jurisdiction of formation: ____

Changes to takes the following effect:

☐ The entity name has been amended.
☐ The purpose of the entity has been amended.
☐ The authorized shares have been amended.
☐ Other: (specify changes) ____

☐ Dissolution
☐ Merger
☐ Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

A-1

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☐ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) Article VIII - authorized shares has been amended (see attached) (attach additional page(s) if necessary)
6. Signature: (Required)	X ____________________ Signature of Officer or Authorized Signer — Title X ____________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

See attached.

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

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ATTACHMENT TO
CERTIFICATE OF AMENDMENT TO THE
ARTICLES OF INCORPORATION OF
BENEFICIENT,
a Nevada Corporation

Beneficient (the "Corporation"), a corporation organized and existing under and by virtue of the provisions of Chapter 78 of Nevada Revised Statutes:

DOES HEREBY CERTIFY:

That the Board of Directors of the Corporation has duly adopted a resolution setting forth a proposed amendment to the existing Articles of Incorporation (the "Articles of Incorporation"), and the stockholders of the Corporation have approved said amendment to the Articles of Incorporation. This amendment amends Article VIII Section 1(a) of the Articles of Incorporation in its entirety to read as follows:

Section 1. Capital Stock

(a) Number of Authorized Shares. The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 5,250,250,000 shares, consisting of: (i) 5,000,000,000 shares of Class A Common Stock, par value $0.001 per share (the "Class A Common Stock"); (ii) 250,000 shares of Class B Common Stock, par value $0.001 per share (the "Class B Common Stock"); and (iii) 250,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock"). The term "Common Stock" shall mean, collectively, the Class A Common Stock and the Class B Common Stock.

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Preliminary Proxy Card - Subject to Completion

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, Smartphone or Tablet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

BENEFICIENT

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on October [ ], 2024.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend the special meeting, visit:
https://www.cstproxy.com/beneficient/sms2024

MOBILE VOTING
On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting site is displayed, enter your Control Number from the proxy card and vote your shares.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL PROPOSALS.

CONTROL NUMBER

Signature________________ **Signature, if held jointly**________________ **Date**________ **2024.**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

To view the Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/beneficient/sms2024

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

BENEFICIENT

The undersigned appoints Gregory W. Ezell and David B. Rost, and each of them, as proxies, each with the power to appoint their substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all shares of Class A Common Stock, par value $0.001 per share ("Class A Common Stock"), and Class B common stock, par value $0.001 per share ("Class B Common Stock" and together, with the Class A Common Stock, the "Common Stock") of Beneficient (the "Company") held of record by the undersigned at the close of business on September 9, 2024 at the Special Meeting of the Company (the "Special Meeting") to be held beginning at [ ] Central Time on [ ], 2024 virtually at **https://www.cstproxy.com/beneficient/sms2024**, and any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ALL PROPOSALS, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on the other side)